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                                                                   Exhibit 10.41


                       THIRD AMENDMENT TO CREDIT AGREEMENT
                       -----------------------------------


         MULTI-COLOR CORPORATION, an Ohio corporation (the "Company"), PNC BANK, OHIO, NATIONAL ASSOCIATION and STAR BANK, NATIONAL ASSOCIATION (each individually a "Lender" and collectively the "Lenders") and PNC BANK, OHIO, NATIONAL ASSOCIATION, as agent for the Lenders (the "Agent"), hereby agree as follows effective as of September 1, 1997 (the "Effective Date"):


         1. RECITALS.
            ---------

                  1.1 On January 9, 1997, the Company, the Lenders and the Agent entered into a Second Amended and Restated Credit, Reimbursement and Security Agreement (as amended by the First Amendment to Credit Agreement dated February 25, 1997 and the Second Amendment to Credit Agreement dated April 1, 1997, the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein will have the meanings given such terms in the Credit Agreement.

                  1.2 The Company has requested that the Lenders amend the Credit Agreement in certain respects and the Lenders are willing to do so subject to and in accordance with the terms of this Third Amendment to Credit Agreement (the "Amendment").

         2. AMENDMENT. The Credit Agreement is hereby amended as follows:

                  2.1 Section 10.4 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           10.4 CASH FLOW COVERAGE RATIO. Permit the Cash Flow
                  Coverage Ratio, calculated on a trailing four quarters basis, to be less than 1.0 to 1 as of the Fiscal Quarter ending September 28, 1997 or as of the Fiscal Quarter ending December 28, 1997, or less than 1.10 to 1 as of the end of each Fiscal Quarter thereafter.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF COMPANY. To induce the Lenders and the Agent to enter into this Amendment, the Company represents and warrants as follows:

                  3.1 The representations and warranties of the Company contained in Section 8 of the Credit Agreement are deemed to have been made again on and as of the date of execution of this Amendment and are true and correct as of the date of the execution of this Amendment.

                  3.2 No Default or Event of Default (as such term is defined in Section 11 of the Credit Agreement) exists on the date hereof.

                  3.3 The person executing this Amendment is a duly elected and acting officer of the Company and is duly authorized by the Board of Directors of the Company to execute and deliver this Amendment on behalf of the Company.

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         4. CONDITIONS. The Lenders' and the Agent's obligations pursuant to this Amendment are subject to the following conditions:

                  4.1 The Agent will have been furnished copies, certified by the Secretary or Assistant Secretary of the Company, of resolutions of the Board of Directors of the Company authorizing the execution of this Amendment and all other documents executed in connection herewith.

                  4.2 The representations and warranties of the Company in
Section 3, above, shall be true.

                  4.3 The Company will pay all expenses and attorneys fees incurred by the Lenders in connection with the preparation, execution and delivery of this Amendment and related documents.

         5. GENERAL.
            --------

                  5.1 Except as expressly modified herein, the Credit Agreement is and remains in full force and effect.

                  5.2 Nothing contained herein will be construed as waiving any default or Event of Default under the Credit Agreement or will affect or impair any right, power or remedy of the Lenders or the Agent under or with respect to the Credit Agreement or any agreement or instrument guaranteeing, securing or otherwise relating to the Credit Agreement.

                  5.3 This Amendment will be binding upon and inure to the benefit of the Company, the Lenders and the Agent and their respective successors and assigns.

                  5.4 All representations, warranties and covenants made by the Company herein will survive the execution and delivery of this Amendment.

                  5.5 This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.

                  5.6 This Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.


                                      -2-

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Executed as of the Effective Date.

                                     MULTI-COLOR CORPORATION,
                                     as Company


                                     By: /s/ William R. Cochran
                                         ---------------------------------------
                                     Print Name: William R. Cochran
                                                --------------------------------
                                     Title: Vice President/ CFO
                                           -------------------------------------

                                     PNC BANK, OHIO, NATIONAL ASSOCIATION,
                                     on its own behalf as Lender, and as Agent


                                     By: /s/ Warren F. Weber
                                         ---------------------------------------
                                     Print Name: Warren F. Weber
                                                --------------------------------
                                     Title: Vice President
                                           -------------------------------------


                                     STAR BANK, NATIONAL ASSOCIATION,
                                     as Lender


                                     By: /s/ Andrew T. Hawking
                                         ---------------------------------------
                                     Print Name: Andrew T. Hawking
                                                --------------------------------
                                     Title: Senior Vice President
                                           -------------------------------------


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                         CERTIFICATE OF THE SECRETARY
                                      OF
                           MULTI-COLOR CORPORATION


         The undersigned, Secretary of Multi-Color Corporation (the "Corporation"), hereby certifies to PNC Bank, Ohio, National Association, as Agent, as follows:

        1. The following Resolutions were duly adopted and are binding resolutions of the Corporation:

               RESOLVED, that the Corporation enter into an amendment to the Second Amended and Restated Credit, Reimbursement and Security Agreement dated January 9, 1997 (the "Credit Agreement") by and between the Corporation and PNC Bank, Ohio, National Association, as Agent and Lender, and Star Bank, National Association, as Lender, to amend certain financial covenants of the Credit Agreement, and that the President, any Vice President or the Chief Financial Officer be, and they each hereby are, authorized to execute any and all documents to effect the same, including but not limited to a Third Amendment to Credit Agreement, which documents shall contain such terms, conditions, releases and other agreements as any one of such officers in his or her sole discretion deems appropriate.

               FURTHER RESOLVED, that all documents or agreements heretofore executed and acts or things heretofore done to effectuate the purposes of these resolutions are hereby ratified, confirmed and approved in all respects as the act or acts of the Corporation.

        2. The following is a complete and accurate list of the officers of the Corporation as of September 1, 1997:


        President........................       John C. Court
        Vice President...................       John D. Littlehale
        Secretary........................       John D. Littlehale
        Chief Financial Officer..........       William R. Cochran



                                                 /s/ John D. Littlehale
                                                 ------------------------------
                                                 Secretary